Exhibit 99.1

Global Partners Completes Acquisition of Three Gasoline and Distillate Terminals in Newburgh, NY

Transaction Adds 950,000 Barrels to Partnership’s Refined Product Storage Capacity

WALTHAM, Mass.--(BUSINESS WIRE)--June 3, 2010--Global Partners LP (NYSE:GLP), one of the largest wholesale distributors of gasoline, distillates and residual oil in the New England states and New York, said today that it has completed its previously announced acquisition of three gasoline and distillate terminals in Newburgh, New York from Warex Terminals Corporation. The terminals have a combined storage capacity of 950,000 barrels, increasing Global Partners’ total storage capacity to approximately 10.2 million barrels.

“Our acquisition of these waterborne terminals is one of several recent strategic initiatives that expand our storage and supply of transportation fuels and broaden our footprint in the Northeast,” said Eric Slifka, President and Chief Executive Officer of Global Partners. “We continue to expect this transaction to be accretive to unitholders in the first 12 months of operation with improving returns over time as the business potential of these assets is further realized.”

In May, the Partnership signed an agreement with Exxon Mobil Corporation to purchase 190 Mobil branded retail gas stations in Massachusetts, Rhode Island and New Hampshire. The agreement includes the right to supply Mobil branded fuel to the stations and to an additional 31 independently owned and operated Mobil stations in the same states. The transaction is expected to be completed in 2010. In addition, Global Partners and Canadian Pacific Railway have initiated an expansion project that will add 180,000 barrels of ethanol storage capacity and rail access at the Partnership's refined petroleum products terminal in Albany, New York. Separately, Global Partners is converting 230,000 barrels of distillate storage to gasoline storage at the Albany terminal. These projects are scheduled to be operational by year-end.

About Global Partners LP

Global Partners LP, a publicly traded master limited partnership based in Waltham, Massachusetts, owns, controls or has access to one of the largest terminal networks of refined petroleum products in the Northeast. The Partnership is one of the largest wholesale distributors of gasoline, distillates (such as home heating oil, diesel and kerosene) and residual oil to wholesalers, retailers and commercial customers in the New England states and New York. Global Partners LP, a FORTUNE 500® company, trades on the New York Stock Exchange under the ticker symbol "GLP." For additional information, please visit www.globalp.com.

Forward-looking Statements

Some of the information contained in this news release may contain forward-looking statements. Forward-looking statements do not relate strictly to historical or current facts and include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "may, " "believe," "should," "could," "expect," "anticipate," "plan," "intend," "estimate," "foresee," "continue," "will likely result," or other similar expressions. In addition, any statement made by Global Partners LP's management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects and possible actions by Global Partners LP or its subsidiaries are also forward-looking statements. Forward-looking statements are not guarantees of performance. Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause future results to be materially different from the results stated or implied in this news release. For additional information about risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP's Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings the Partnership makes with the Securities and Exchange Commission. Developments in any of these areas could cause Global Partners LP's results to differ materially from results that have been or may be anticipated or projected. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date of this news release or, in the case of forward-looking statements, contained in any document incorporated by reference, the date of such document, and Global Partners LP expressly disclaims any obligation or undertaking to update these statements to reflect any change in its expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.

CONTACT:
Global Partners LP
Thomas J. Hollister, 781-894-8800
Chief Operating Officer and
Chief Financial Officer
or
Edward J. Faneuil, 781-894-8800
Executive Vice President,
General Counsel and Secretary